Portico International Equity Fund



Institutional Shares



Supplement dated July 17, 1997 to the Prospectus dated February
28, 1997



At the June 13, 1997 Board of Directors meeting (the "Board Meeting") of Portico Funds, Inc. (the "Company") Firstar Investment Research & Management Company ("FIRMCO" or the "Adviser") recommended to the Board that the current passive investment strategy of the Portico International Equity Fund (the "Fund") be changed to one of active management. Currently, the Fund attempts to attain its investment objective of capital appreciation by seeking to duplicate substantially the country weightings of the gross domestic product weighted Morgan Stanley Capital International Europe, Australia and Far East Index (the "Index") and, within these parameters, invests primarily in companies included in the Index with small to medium capitalizations. At the Board Meeting, the Adviser recommended that the Fund's investment strategy be modified and that the Fund attempt to attain its investment objective of capital appreciation through investment in securities of foreign companies and governments which management believes are undervalued.



In conjunction with the change in investment strategy, the Adviser also recommended the hiring of Hansberger Global Investors, Inc. ("Hansberger Global") to provide sub-advisory services to the Fund. Hansberger Global employs an active investment strategy which uses a fundamental bottom-up approach in its search for undervalued foreign companies. The hiring of Hansberger Global is contingent upon the approval of a new investment advisory agreement and a new sub-advisory agreement by the shareholders of the Fund at a meeting scheduled to be held on August 15, 1997. If approved, the Adviser anticipates Hansberger Global will begin serving as the new sub-adviser on or around September 2, 1997.



During the period July 21, 1997 through September 2, 1997, the Adviser and the current sub-adviser will begin to transition the Fund from the passive investment strategy to an active investment strategy, as described above. Currently, the number of securities held by the Fund may vary from 450 to 750. It is expected that Hansberger Global will reduce the number of Fund holdings to approximately 100 to 150. During this transition period, the Adviser and current sub-adviser will begin to reduce the number of securities held by the Fund. Normally, in June of each year, the Adviser and current sub-adviser will rebalance the Fund in light of revisions made by Morgan Stanley Capital International to the Index's country weightings. In order to minimize transaction costs to the Fund, the Fund was not rebalanced in June 1997.



Effective September 2, 1997, the Prospectus is amended as follows:



Page 2.



Replace the International Equity Fund's investment objective with the following:



The International Equity Fund seeks capital appreciation through investing in foreign securities which the Sub-Adviser believes are undervalued.



Remove the reference to "State Street Global Advisors, a division of State Street Bank and Trust Company" as sub-adviser from the second sentence of the fourth paragraph and revise the sentence to read: Hansberger Global Investors, Inc. (the
"Sub-Adviser") serves as the sub-adviser to the International
Equity Fund.



Page 12.



The following is added to the "Performance History" section:

Prior Performance of the International Equity Fund's Portfolio
Manager.



The Portico International Equity Fund, with its amended investment objective, will be managed by the portfolio management team of James Chaney, Robert Mazuelos and John Hock of Hansberger Global Investors, Inc. Mr. Chaney will be primarily responsible for the day to day management of the Fund and he will be using substantially the same investment objective, policies and restrictions as the Templeton Institutional Funds, Inc. Foreign Equity Series (the "Templeton Fund"), which was previously managed by Mr. Chaney. During Mr. Chaney's tenure as the Templeton Fund's portfolio manager from October 1, 1993 to June 30, 1996, the Templeton Fund's average annual total return was 13.59% and the average annual total return for the year ended June 30, 1996 was 16.89%. During the period October 1, 1993 through June 30, 1996, the expense ratio of the Templeton Fund ranged between 1.00% and .88% of the Fund's average net assets and the Templeton Fund did not waive any portion of its fees. The expense ratio of the Portico International Equity Fund since inception has been 1.50% of the
Fund's average net assets.     Performance quotations of the
Templeton Fund represent past performance of the Templeton managed fund, which is separate and distinct from the Portico International Equity Fund; do not represent past performance of the International Equity Fund; and should not be considered as representative of future results of the International Equity Fund. Performance assumes the reinvestment of all net investment income and capital gains. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Pages 25 - 29.

The International Equity Fund Investment Objective section is deleted and replaced with the following:



The investment objective of the International Equity Fund is to seek capital appreciation through investing in foreign securities which the Sub-Adviser believes are undervalued. Income will be an incidental consideration. The Fund pursues its objective by investing under normal market conditions substantially all (and in any event at least 65%) of the value of its total assets in foreign common stocks and equity related securities (including convertible securities and warrants).



The Sub-Adviser's investment decisions rely on a fundamental analysis of securities with a long-term investment perspective. The Sub-Adviser seeks to increase the scope and effectiveness of this fundamental investment approach by extending the search for value into many countries around the world. The Sub-Adviser believes that this global search provides more diverse opportunities and flexibility to shift portfolio investments not only from company to company and industry to industry, but also country to country, in search of undervalued securities. Under normal market conditions, the Fund will invest more than 80% of its invested assets (excluding its cash position) in issuers located in at least three countries other than the United States.



Although the Fund generally invests in common stock, it may also invest in preferred stocks and certain debt securities, rated or unrated, such as convertible bonds and bonds selling at a discount, when the Sub-Adviser believes the potential for appreciation will equal or exceed that available from investments in common stock. The Fund may also invest in warrants or rights to subscribe to or purchase such securities, and sponsored or unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and other depository receipts (collectively, "Depository Receipts"). For further discussion of Depository Receipts, see "Other Investment Information".



The Fund may invest in closed-end investment companies holding foreign securities, and enter into transactions in options on securities and securities indices, forward foreign currency contracts, and futures contracts and related options. When deemed appropriate by the Adviser (or Sub-Adviser), the Fund may invest cash balances in repurchase agreements and other money market investments to maintain liquidity in an amount sufficient to meet expenses or for day-to-day operating purposes. These investment techniques are described below under "Other Investment Information" and under the heading "Investment Objectives and Policies" in the Statement of Additional Information ("SAI"). Whenever, in the judgment of the Adviser (or Sub-Adviser), market or economic conditions warrant, the Fund may adopt a temporary defensive position and may invest without limit in money market securities denominated in U.S. dollars or in the currency of any foreign country. See "Other Investment Information - Money Market Instruments" section in the Prospectus as supplemented below. Although the Fund does not intend to do so during the current fiscal year, the Fund also may lend portfolio securities and borrow money for temporary purposes. The Fund would borrow money to meet redemption requests prior to the settlement of securities already sold or in the process of being sold by the Fund.



Because of the risks associated with international common stock investments, the Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements.



Page 29.



The following is added to the "Other Investment Information -
Money Market Instruments" section:



For temporary defensive purposes, during periods in which the Adviser (or the Sub-Adviser) believes changes in economic, financial or political conditions make it advisable, the International Equity Fund may reduce its holdings in equity and other securities and may invest up to 100% of its assets in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities and in cash (U.S. dollars, foreign currencies, or multicurrency units). These short-term and medium-term debt securities may consist of (a) obligations of governments, agencies or instrumentalities of any member state of the Organization for Economic Cooperation and Development (''OECD''), (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks organized under the laws of any member state of the OECD, denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of corporations organized under the laws of any member state of the OECD meeting the Fund's credit quality standards; and (e) repurchase agreements with banks and broker-dealers covering any of the foregoing securities. The short-term and medium-term debt securities in which the Fund may invest for temporary defensive purposes will be those that the Adviser (or the Sub-Adviser) believes to be of high quality, i.e., subject to relatively low credit risk of loss of interest or principal (there is currently no rating system for debt securities in most emerging countries). If rated, these securities will be rated in one of the four highest rating categories by rating services such as Moody's Investors Service, Inc. or Standard & Poor's Corporation. To the extent the Fund invests in such instruments, it will not be invested in accordance with the investment policies designed for it to realize its investment objective.



Page 30.



The following is added to the "Other Investment Information -
Securities of Other Investment Companies" section:



Some emerging countries have laws and regulations that preclude direct foreign investment in the securities of companies located there. Certain emerging countries permit, however, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries through specifically authorized investment funds. The International Equity Fund may invest in these investment funds, as well as other closed-end investment companies.



Page 31.



Under the heading "Restricted Securities", the first sentence is revised to state that the International Equity Fund will not knowingly invest more than 10% (the previous limitation was 5%), and in all cases will not invest more than 15%, of the value of its net assets in securities that are illiquid at the time of purchase.



After the first sentence under the heading "Restricted
Securities", insert the following:



These securities may present a higher degree of business and financial risk, which can result in substantial losses.
Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what the Fund may consider the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to disclosure and other investor protection requirements that might apply if their securities were publicly traded.



Page 33.



The following sentence in "Other Investment Information -
Foreign Securities" is deleted:



"In this regard, the Funds do not intend to hedge against foreign currency risk (except on unsettled trades), and changes in currency exchange rates will impact a Fund's net asset value (positively or negatively) irrespective of the performance of the portfolio securities held by the Fund."



and replaced with:



"In this regard, the Funds, with the exception of the International Equity Fund, do not intend to hedge against foreign currency risk (except on unsettled trades). Changes in currency exchange rates will affect the value of unhedged positions and will impact a Fund's net asset value (positively or negatively) irrespective of the performance of the portfolio securities held by the Fund." See the section entitled "Foreign Currency Transactions" below for the International Equity Fund.



Page 33.



The following is inserted after the first paragraph of the "Other Investment Information - American Depository Receipts
("ADRs"), European Depository Receipts ("EDRs"), and Global
Depository Receipts ("GDRs")" section:



The International Equity Fund may also invest in unsponsored ADRs. In unsponsored ADR programs, the issuer may not be directly involved in arranging its securities to be traded in the form of depository receipts. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the Depository Receipts.



Pages 33-34.



The first sentence in the "Other Investment Information - Options" section is revised to state that the International Equity Fund may purchase put and call options without limit; previously, the Fund was not authorized to purchase options.



The first sentence in the second paragraph in the "Other Investment Information - Options" section is revised to state that the International Equity Fund will engage in unlisted over-the-counter options only with broker-dealers deemed creditworthy by the Adviser (or the Sub-Adviser).



In addition, the first sentence in the fourth paragraph of this section is revised to state that the International Equity Fund may write call options on securities and various stock or bond indices; previously, the Fund was not authorized to do so.



Insert the following as the second to last sentence in the fourth paragraph of this section:



The International Equity Fund may write call options on securities and on various stock indices which will be traded on a recognized securities or futures exchange or over the counter and during the current year the aggregate value of the Fund's assets subject to options written by the Fund will not exceed 5% of the value of its net assets.



Insert the following paragraphs after the fifth paragraph of this section:



The International Equity Fund may also write (i.e., sell) covered put options on securities and various securities indices. The writer of a put incurs an obligation to buy the security underlying the option from the put's purchaser at the exercise price at any time on or before the termination date, at the purchaser's election (certain options the Fund writes will be exercisable by the purchaser only on a specific date). Generally, a put is ''covered'' if the Fund maintains cash, U.S. government securities or other liquid high grade debt obligations equal to the exercise price of the option or if the Fund holds a put on the same underlying security with a similar or higher exercise price. By writing a covered put option on a security, the Fund receives a premium for writing the option; however, the Fund assumes the risk that the value of the security will decline before the exercise date, in which event, the Fund may incur a loss in excess of the premium received when the put is exercised.



Risks associated with the use of options on securities include
(i) imperfect correlation between the change in market value of the securities the Fund holds and the prices of options relating to the securities purchased or sold by the Fund; and (ii) the possible lack of a liquid secondary market for an option.



Page 35.



The second to last sentence in the first paragraph of the section "Other Investment Information - Futures Contracts and Related Options" (referring to the ability of the International Equity Fund to utilize international stock index futures contracts and related options to assist in matching the Index) is deleted.





The first sentence of the first full paragraph is replaced with the following:



Risks associated with the use of futures contracts and options on futures include (a) imperfect correlation between the change in market values of the securities held by a Fund and the prices of related futures contracts and options on futures purchased or sold by the Fund, and (b) the possible lack of a liquid secondary market for futures contracts (or related options) and the resulting inability of a Fund to close open futures positions, which could have an adverse impact on the Fund's ability to hedge. The risk of loss in trading on futures contracts and related options in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. Gains and losses on futures and related options depend on the Adviser's (or Sub-Adviser's) ability to predict correctly the direction of stock prices, interest rates, and other economic factors.



The third sentence of the first full paragraph is revised to increase from 10% to 25% the maximum percentage of the International Equity Fund's assets that may be at risk as a result of futures contracts; except futures contracts on currencies (see the next section). The following is added after this sentence:



With respect to positions in futures and related options that do not constitute ''bona fide hedging'' positions as defined in regulations of the Commodity Futures Trading Commission, the International Equity Fund will not enter into a futures contract or related option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are ''in-the-money,'' would exceed 5% of the Fund's total net assets.



The following is inserted before the section entitled "Other
Investment Information - Convertible Securities and Warrants":



Foreign Currency Transactions. The International Equity Fund may enter into forward foreign currency exchange contracts (''forward contracts''), providing for the purchase of or sale of an amount of a specified currency at a future date. This Fund may use forward contracts to protect against a foreign currency's decline against the U.S. dollar between the trade date and settlement date for a securities transaction, or to lock in the U.S. dollar value of dividends declared on securities it holds, or generally to protect the U.S. dollar value of the securities it holds against exchange rate fluctuations. This Fund may also use forward contracts to protect against fluctuating exchange rates and exchange control regulations. Forward contracts may limit the Fund's losses due to exchange rate fluctuation, but they will also limit any gains that the Fund might otherwise have realized. This Fund may also hedge its foreign currency exchange rate risk by entering into foreign currency futures contracts ("currency futures"). The forecasting of short-term currency market movements is extremely difficult and whether short-term hedging strategies would be successful is highly uncertain.



Except where segregated accounts are not required under the 1940 Act, when this Fund enters into a forward contracts or currency futures, the Custodian will place cash, U.S. government securities, or high-grade debt securities into a segregated account of this Fund in an amount equal to the value of the Fund's total assets committed to consummation of forward contracts and currency futures. If the value of these segregated securities declines, additional cash or securities will be placed in the account on a daily basis so that the account value is at least equal to the Fund's commitments to such contracts. See "Investment Objectives and Policies" in the SAI.



Page 36.



At the end of the third paragraph of the section "Other
Investment Information - Convertible Securities and Warrants" regarding warrants add the following:



This 5% limit includes warrants that are not listed on any stock exchange, and such warrants are limited to 2% of the International Equity Fund's net assets. Warrants acquired by the International Equity Fund in units or attached to securities are not subject to these limits.



Page 36.



Insert the following sentence at the end of the "Other
Investment Information - Concentration" section:



In regards to the International Equity Fund, a foreign government (but not the United States government) is deemed to be an "industry" and therefore investments in obligations of any one foreign government are subject to this 25% limitation.



Insert the following at the end of the "Other Investment
Information" section:



Lower Rated Debt Securities. The International Equity Fund may invest up to 5% of its net assets in lower rated or unrated debt securities. Debt considered below investment grade may be referred to as ''junk bonds'' or ''high risk'' securities. The emerging country debt securities in which the Fund may invest are subject to significant risk and will not be required to meet any minimum rating standard or equivalent.



Sovereign Debt.   The International Equity Fund may invest up to
5% of its net assets in obligations of foreign countries and political entities ("Sovereign Debt"), which may trade at a substantial discount from face value. The Fund may hold and trade Sovereign Debt of emerging market countries in appropriate circumstances and to participate in debt conversion programs. Emerging country Sovereign Debt involves a high degree of risk, is generally lower-quality debt, and is considered speculative in nature.



Brady Bonds. The International Equity Fund may invest up to 5% of its net assets in Brady Bonds as part of its investment in Sovereign Debt of countries that have restructured or are in the process of restructuring their Sovereign Debt pursuant to the Brady Plan.



Brady Bonds are issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas
F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness. The Brady Plan contemplates, among other things, the debtor nation's adoption of certain economic reforms and the exchange of commercial bank debt for newly issued bonds.



Pages 40-42.



The last four sentences of the second paragraph of the "Management of the Funds - Advisory Services" section are deleted and replaced with:



Subject to the general supervision of the Board of Directors and in accordance with the investment objective and policies of the International Equity Fund, the Adviser is responsible for the Fund's investment program, general investment criteria and policies. Under the terms of the Advisory Agreement between the Fund and the Adviser, the Adviser is authorized to delegate its duties under that agreement to another adviser. As described below, the Adviser has retained Hansberger Global Investors, Inc. with respect to the International Equity Fund's investments.



The reference to the International Equity Fund's advisory fees in the fourth paragraph of this section is deleted and replaced with:



1.50% on the International Equity Fund's first $25 million,
1.45% on the next $75 million and 1.10% on average daily net assets in excess of $100 million.



The sixth through ninth paragraphs of this section are deleted and replaced with:



Hansberger Global Investors, Inc., a Delaware corporation founded in 1994, with its principal office at 515 East Las Olas Boulevard, Suite 1300, Fort Lauderdale, Florida 33301, provides sub-advisory services to the International Equity Fund. Subject to the oversight and supervision of the Fund's Board of Directors and Adviser, the Sub-Adviser formulates and implements a continuous investment program for the Fund, selects investments in accordance with the Fund's investment objective and policies and places orders for purchases and sales of the Fund's portfolio transactions subject to applicable law and procedures adopted by the Fund's Board of Directors. Additional information appears in the Statement of Additional Information.



As of June 30, 1997, the Sub-Adviser has $792 million in assets under management.



The Sub-Adviser is entitled to a fee, payable by the Adviser, for its services and expenses incurred with respect to the International Equity Fund. The fee is computed daily and paid monthly at the following annual rates (as a percentage of the Fund's average daily net assets): 0.75% on the Fund's first $25 million, 0.50% of the next $75 million and 0.35% of the Fund's average daily net assets in excess of $100 million.



The last two sentences of the last paragraph of this section are deleted and replaced with:



The portfolio management team comprised of James Chaney, Robert Mazuelos and John Hock manages the Fund for the Sub-Adviser.
Mr. Chaney will be primarily responsible for the day to day management of the Fund. Mr. Chaney joined the Sub-Adviser as Chief Investment Officer in 1996 and has 12 years of investment experience. Prior to joining the Sub-Adviser, he was Executive Vice President for Templeton Worldwide, Inc. and a senior member of its Portfolio Management/Strategy Committee. Robert Mazuelos joined the Sub-Adviser in 1995 as a research analyst. Prior to joining the Sub-Adviser, he was a performance analyst at Templeton Investment Counsel, Inc. where he was responsible for return analysis on separate accounts and mutual funds. John Hock joined the Sub-Adviser in 1996 as a research analyst.
Prior to joining the Sub-Adviser, he was a senior analyst in the global securities research and economics group at Merrill Lynch.



Page 43.

In the section "Management of the Funds - Custodian, Transfer and Dividend Disbursing Agent and Accounting Services Agent", effective August 19, 1997 and September 2, 1997, State Street Bank and Trust Company will no longer serve as custodian and accounting agent, respectively, for the International Equity Fund. Firstar Trust, an affiliate of the Adviser, will become custodian and accounting agent for this Fund on August 19, 1997 and September 2, 1997, respectively.